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Filed Pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated May 31, 2013
to
Prospectus dated May 14, 2013

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 35 of the Prospectus before you decide to invest in our common shares.

 Prospectus Summary

        This supplement amends the section of the Prospectus entitled "Prospectus Summary—Risk Factors" by deleting the bulleted risk "The total return swap, or TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage."

 Risk Factors

        This supplement amends the section of the Prospectus entitled "Risk Factors—Risks Related to Our Investments" by deleting the risk entitled "We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage."

 Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

        This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" and "Senior Securities" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

  Revolving Credit Facility

        On May 24, 2013, our newly formed, wholly-owned, special-purpose financing subsidiary, EP Funding LLC, or EP Funding, entered into a revolving credit facility, or the credit facility, with Citibank, N.A., or Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto. The credit facility provides for borrowings in an aggregate principal amount up to $175,000 on a committed basis.

        We may contribute cash or debt securities to EP Funding from time to time, subject to certain restrictions set forth in the credit facility, and will retain a residual interest in any assets contributed through our ownership of EP Funding or will receive fair market value for any debt securities sold to EP Funding. EP Funding may purchase additional debt securities from various sources. EP Funding has appointed us to manage its portfolio of debt securities pursuant to the terms of an investment management agreement. EP Funding's obligations to Citibank under the credit facility are secured by a first priority security interest in substantially all of the assets of EP Funding, including its portfolio of debt securities. The obligations of EP Funding under the credit facility are non-recourse to us.

        Borrowings under the credit facility accrue interest at a rate equal to the three-month London Interbank Offered Rate plus 2.50% per annum during the first eighteen months of the facility and 2.75% per annum thereafter. Interest is payable quarterly in arrears. Borrowings under the credit facility are subject to compliance with an equity coverage ratio with respect to the current value of EP Funding's portfolio and a loan compliance test with respect to the initial acquisition of each debt security in EP Funding's portfolio.

        Beginning August 21, 2013, EP Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the credit facility has not been borrowed. Outstanding borrowings under the credit facility will be amortized beginning six months prior to the scheduled maturity date of May 24, 2015. Any amounts borrowed under the credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 24, 2015. EP Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the credit facility.

        In connection with the credit facility, EP Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the credit facility contains the following events of default: (a) the failure to make principal or interest payments within five business days of when due; (b) the insolvency or bankruptcy of EP Funding or us; (c) the failure of EP Funding to be beneficially owned and controlled by us; (d) our resignation or removal as EP Funding's investment manager; and (e) GSO or any affiliate thereof or any replacement thereof approved in writing by Citibank no longer serving as our investment sub-adviser. Upon the occurrence of an event of default, Citibank may declare the outstanding principal and interest and all other amounts owing under the credit facility immediately due and payable. During the continuation of an event of default, EP Funding must pay interest at a default rate.

        Borrowings of EP Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

        This supplement further supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap" and "Senior Securities—Total Return Swap" by adding the following immediately after the last paragraph of each such section:

        On May 24, 2013, EP Investments and Citibank entered into a Termination Acknowledgment (TRS) pursuant to which EP Investments and Citibank agreed to immediately terminate the TRS and all transactions thereunder. Pursuant to the TRS Agreement, EP Investments was permitted to terminate the TRS upon prior written notice to Citibank, and no termination fee was payable in connection with the termination of the TRS.

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Prospectus Summary
Risk Factors
Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities